HSBC INVESTOR FUNDS

HSBC Investor Equity Fund

Supplement dated February 2, 2004
to the Prospectus dated February 28, 2003

(this Supplement replaces the Supplement dated September 2, 2003 to the Prospectus Dated February 28, 2003)

On August 14, 2003 and December 15, 2003, the Board of Trustees ("Board") of the HSBC Investor Funds ("Trust") approved the reorganization ("Reorganization") of the HSBC Investor Equity Fund ("Equity Fund") into two separate funds - the HSBC Investor Growth Fund ("Growth Fund") and the HSBC Investor Value Fund ("Value Fund" and, together with the Growth Fund, the "Funds"), subject to approval by the shareholders of the Equity Fund.

Currently, the Equity Fund utilizes two investment styles; a growth style and a value style. Pursuant to the proposed Reorganization, the Equity Fund will be split into the Funds, each with its own singular style, either growth or value but not both. In addition, the Funds will have similar but not identical investment objectives and policies to the Equity Fund. Shareholders of the Equity Fund will become shareholders of both the Growth Fund and the Value Fund as a result of the Reorganization, receiving shares of the Growth Fund and the Value Fund having an aggregate net asset value equal to the aggregate net asset value of their investment in the Equity Fund.

A meeting of Shareholders of the Equity Fund has been scheduled for February 27, 2004, at which Shareholders of record on January 9, 2004, will be asked to approve the Reorganization. Shareholders will be receiving a Proxy Statement/Prospectus containing detailed information regarding the proposed Reorganization and the reasons for it, and more detailed information about the Growth Fund and Value Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE